Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632, 2-34215, and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

SCHRODER CAPITAL FUNDS (DELAWARE)

(the “Trusts”)

Supplement dated June 29, 2015

to the Prospectus dated March 1, 2015, as supplemented May 29, 2015

The following supplements the Trusts’ Prospectus (the “Prospectus”) to reflect a change in the investment sub-advisory fees paid to Schroder Investment Management North America Limited (“SIMNA Ltd.”) and to enhance disclosure regarding investments in other investment companies.

Sub-Advisory Fees

Effective July 1, 2015, on page 127 of the Prospectus, the third paragraph under “Management of the Funds — Management Fees” is hereby deleted and replaced with the following:

Effective July 1, 2015, as compensation for SIMNA Ltd.’s services as sub-adviser, Schroders pays to SIMNA Ltd. the following percentages of the investment advisory fees Schroders receives from the Funds set forth below:

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Absolute Return EMD and Currency Fund	54.0%
Schroder Emerging Market Equity Fund	49.5%
Schroder Emerging Markets Multi-Cap Equity Fund	49.5%
Schroder Global Multi-Asset Income Fund	45.0%
Schroder Global Multi-Cap Equity Fund	49.5%
Schroder Global Strategic Bond Fund	54.0%
Schroder International Alpha Fund	49.5%
Schroder International Multi-Cap Value Fund	49.5%
Schroder North American Equity Fund	49.5%

Investments in Other Investment Companies

Effective immediately, on page 2 of the Prospectus, the second to last sentence under “Schroder Emerging Market Equity Fund - Principal Investment Strategies” is replaced with the following:

The Fund may also invest in securities issued in initial public offerings (“IPOs”) and may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal strategy.  In addition, the Fund may invest in other investment companies, such as open-end funds, closed-end funds and exchange-traded funds (“ETFs”), including investment companies that are sponsored or managed by the adviser, sub-adviser or their affiliates.

Effective immediately, on page 83 of the Prospectus, the last two sentences of the first paragraph under “Principal Investment Strategies of and Additional Performance Information About the Funds - Schroder Emerging Market Equity Fund” are replaced with the following:

The Fund may also invest in securities of other investment companies, including open-end investment companies, closed-end investment companies and exchange-traded funds (“ETFs”), including investment companies that are sponsored or managed by the adviser, sub-adviser or their affiliates.  The Fund currently intends to invest a portion of its assets in Schroder Emerging Markets Small Cap Fund, which is also managed by the Fund’s adviser.  An investment in an investment company that, like Schroder Emerging Markets Small Cap Fund, has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has “emerging market” or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

Effective immediately, on page 118 of the Prospectus, the first paragraph under the heading “Principal Risks of Investing in the Funds — Investments in Pooled Vehicles Risk” is replaced with the following:

A Fund may invest in other investment companies or pooled vehicles, including open-end funds, closed-end funds, trusts and ETFs, that are advised or sponsored by the Fund’s adviser, sub-adviser or their affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to the shares’ net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund’s shareholders, would typically bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Schroders has agreed to reduce each Fund’s advisory fee in an amount equal to the advisory fees paid to Schroders or its affiliates by other investment vehicles and attributable to the Fund’s investments in such other investment vehicles. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors, including the Funds, generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations and fees, such as redemption fees. See “How to Sell Fund Shares — Redemption Fee” for more information.

PRO-SUP-06-2015

Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632, 2-34215, and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

SCHRODER CAPITAL FUNDS (DELAWARE)

(the “Trusts”)

Supplement dated June 29, 2015

to the Statement of Additional Information dated March 1, 2015

The following supplements the Trusts’ Statement of Additional Information (the “SAI”) to reflect a change in the investment sub-advisory fees paid to Schroder Investment Management North America Limited (“SIMNA Ltd.”).

Effective July 1, 2015, on pages 51 and 52 of the SAI, the fourth paragraph under “Management Contracts/Investment Advisory Agreements — Subadvisory Agreements with SIMNA Ltd.” is replaced with the following:

Effective July 1, 2015, for the services to be rendered by SIMNA Ltd., Schroders (and not the Trusts or the Funds) pays to SIMNA Ltd. a monthly fee in an amount equal to the applicable percentage set forth in the table below of all fees actually paid by the relevant Fund to Schroders for such month under the Management Contract or Investment Advisory Agreement, as applicable; provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear a comparable percentage of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Absolute Return EMD and Currency Fund	54.0%
Schroder Emerging Market Equity Fund	49.5%
Schroder Emerging Markets Multi-Cap Equity Fund	49.5%
Schroder Global Multi-Asset Income Fund	45.0%
Schroder Global Multi-Cap Equity Fund	49.5%
Schroder Global Strategic Bond Fund	54.0%
Schroder International Alpha Fund	49.5%
Schroder International Multi-Cap Value Fund	49.5%
Schroder North American Equity Fund	49.5%

SAI-SUP-06-2015